UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: JUNE 6, 2006
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                              LISKA BIOMETRY, INC.
                              --------------------
             (Exact name of registrant as specified in its chapter)


         FLORIDA                   333-94265               061562447
         -------                   ---------               ---------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                    Identification No.)


                                 100 MAIN STREET
                           DOVER, NEW HAMPSHIRE 03820
                           --------------------------
               (Address of principal executive offices) (Zip Code)


                                 1-603 742-8100
                                 --------------
          (Telephone number, including area code, of agent for service)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 13, 2006, Liska Biometry, Inc., a Florida corporation ("Liska"), entered into a definitive Share Exchange Agreement (the "Agreement") with Digital Card Systems, Inc., a Delaware corporation ("DCS"). The Agreement provided that upon the terms and subject to the conditions set forth in the Agreement, LISKA will acquire all the issued and outstanding shares of DCS in exchange for the issuance of 25 million restricted shares of common stock of Liska.

On June 1, 2006, the above-referenced parties to the Agreement consummated the Agreement and the Agreement became effective as of June 1, 2006, the date that the Articles of Merger were accepted for filing by the Delaware Secretary of State. The transaction was restructured as a tax-free triangular merger whereby DCS and two of its subsidiaries (collectively "DCS") became wholly owned subsidiaries of Liska.

As of June 1, 2006, each share of Common Stock of DCS and its two subsidiaries issued and outstanding immediately prior to the Effective Time of the Agreement was converted into and became a right to receive 500 restricted shares of common stock of Liska (the "Conversion Price"), and are automatically canceled and retired and cease to exist.

The Agreement provides that the Shares of Common Stock to be received by DCS shareholders are restricted and will not be registered under the Securities Act of 1933, or the securities laws of any state, and absent an exemption from registration contained in such laws, cannot be transferred, hypothecated, sold or otherwise disposed of until; (i) a registration statement with respect to such securities is declared effective under the Securities Act of 1933, or (ii) Liska receives an opinion of counsel for Liska that an exemption from the registration requirements of the Securities Act is available.

A copy of the Agreement is filed as Exhibit 10.1 to Form 8-K filed by Liska on February 14, 2006 and is incorporated by reference herein. The foregoing summary of the Agreement is qualified by the Agreement in its entirety.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 5, 2006, Digital Card Systems, Inc. ("DCS"), a wholly owned subsidiary of the Registrant entered into an Asset Purchase Agreement with Markow Photo Properties, Inc., an Arizona corporation (the "Seller") and Robert Markow ("Principal Stockholder"), Beatrice Markow, Markow Family Trust, Paul Markow, and Paul Taylor (collectively the "Stockholders") whereby DCS acquired substantially all of the operating assets of Markow Photo. The consideration paid by DCS was five hundred ninety one thousand dollars ($591,000), plus approximately nine hundred twenty-five thousand dollars ($925,000), subject to adjustment, in respect of Markow's inventory. In addition, DCS assumed certain liabilities of Markow Photo. A copy of the Asset Purchase Agreement disclosed herein is attached to this Current report as an exhibit.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the consummation of the Share Exchange Agreement, the Registrant will cause to be issued 25,000,000 restricted Common Shares (the "Shares") to the shareholders of DCS as of the effective date of the Agreement. The Common Shares will be issued as restricted securities and are exempt from registration under ss.5 of the Securities Act of 1933, as the issuances are deemed exempt from registration under ss.3(a)(9), ss.4(1) and 4(2) of the Securities Act of 1933.


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ITEM 5.01 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

At the Closing of the Agreement, the Registrant's directors appointed Charles Benz as the new Chairman and CEO of the Registrant and he has consented to serve as a director and CEO of the Registrant. Christopher LeClerc has become the President and CFO of the Registrant. DCS has advised the Registrant that, to its knowledge, neither Mr. Benz, nor any of his affiliates beneficially own any equity securities or rights to acquire any such securities of the Registrant, and no such person been involved in any transaction with the Registrant or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission other than with respect to the transactions between DCS and the Registrant that have been described herein.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as
Exhibit 99.1 is a Press Release issued by the Registrant on June 1, 2006 regarding the consummation and effectiveness of the Agreement.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

                EXHIBIT
                NUMBER       DESCRIPTION
                ------       -----------

                10.1         Asset Purchase Agreement

                99.1         Press Release dated June 6, 2006


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Liska Biometry, Inc.
Dated: June 6, 2006

                                        By: /s/ Christopher LeClerc
                                            -------------------------------
                                            Christopher LeClerc, President and
                                            CFO


                                       3
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                                INDEX TO EXHIBITS
                                -----------------

                EXHIBIT
                NUMBER       DESCRIPTION
                ------       -----------

                10.1         Asset Purchase Agreement

                99.1         Press Release dated June 6, 2006